                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (date of earliest event reported): JULY 1,2003

                           ALLIS-CHALMERS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                       1-2199
    (State or other jurisdiction                   (Commission File Number)
          of incorporation)

                                   39-0126090
                                (I.R.S. Employer
                               Identification No.)

        7660 WOODWAY, SUITE 200
              HOUSTON, TEXAS                                77063
  (Address of principal executive offices)                (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

                                       1


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

                None

(b) Pro Forma Financial Information.

                Unaudited Pro Forma Consolidated Statement of Operations
                For the Year Ended December 31, 2002                         P-1

                Unaudited Pro Forma Consolidated Statement of Financial
                Position as of December 31, 2002                             P-2

                Unaudited Pro Forma Consolidated Statement of Operations
                For the Six Months Ended June 30, 2003                       P-3

                Unaudited Pro Forma Consolidated Statement of Financial
                Position as of June 30, 2003                                 P-4

                Notes to Unaudited Pro Forma Consolidated Financial
                Statements                                                   P-5

                                       2


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

ALLIS-CHALMERS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      ALLIS-                                     PROFORMA
                                                     CHALMERS          M-I         AIRCOMP         ALLIS-
                                                   CONSOLIDATED    AIR DRILLING    PURCHASE       CHALMERS
                                                    HISTORICAL      HISTORICAL    ADJUSTMENTS   CONSOLIDATED
                                                     ---------      ---------      ---------      ---------
SALES
REVENUES                                             $ 17,990       $  2,453       $     --       $ 20,443
COST OF REVENUES                                       14,910          3,156         (1,597) a      16,469
                                                     ---------      ---------      ---------      ---------

GROSS PROFIT                                            3,080           (703)         1,597          3,974

  General and administrative expense                    3,792            318              3          4,113
  Personnel restructuring costs                           495                                          495
  Abandoned acquisition/private placement costs           233             --             --            233
                                                     ---------      ---------      ---------      ---------

  Total operating expenses                              4,520            318              3          4,841
                                                     ---------      ---------      ---------      ---------
LOSS FROM OPERATIONS                                   (1,440)        (1,021)         1,594           (867)

  Other income (expense):
  Interest income                                          49             --             --             49
  Interest expense                                     (2,256)            --             83  b      (2,173)
  Minority interest                                      (189)                         (487) c        (676)
  Factoring costs on note receivable                     (191)           300             --            109
  Other income (expense)                                   58             --                            58
                                                     ---------      ---------      ---------      ---------
NET INCOME (LOSS) BEFORE INCOME TAXES                  (3,969)          (721)         1,190         (3,500)

PROVISION FOR INCOME TAXES                                 --             --             --             --
                                                     ---------      ---------      ---------      ---------
NET INCOME/(LOSS)                                      (3,969)          (721)         1,190         (3,500)

PREFERRED STOCK DIVIDEND                                 (321)            --             --           (321)
                                                     ---------      ---------      ---------      ---------
NET INCOME / (LOSS) ATTRIBUTED TO COMMON SHARES      $ (4,290)      $   (721)      $  1,190       $ (3,821)
                                                     =========      =========      =========      =========

Net income / (loss) per common shares                $  (0.22)                                    $  (0.19)
                                                     =========                                    =========

Weighted average number of common shares
outstanding                                            19,633                                       19,633
                                                     =========                                    =========

                                                           P-1





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

ALLIS-CHALMERS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF DECMBER 31, 2002
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                12/31/02         MCA            AIRCOMP         ELIMINATIONS       PROFORMA
                                             ALLIS-CHALMERS    PURCHASE         PURCHASE         FOR ALLIS      ALLIS-CHALMERS
                                              AS REPORTED     ADJUSTMENT       ADJUSTMENT        CONSOLID.       CONSOLIDATED
                                             --------------------------------------------------------------------------------
ASSETS
------

Cash and cash equivalents                             146       (7,245) d,e       7,750  h                               651
Trade receivables, net                              4,409                                                              4,409
Lease deposit                                         525         (525) f                                                  -
Lease receivable, current                             180                                                                180
Prepaids and other current                            317                                                                317
                                             --------------------------------------------------------------------------------

Total current assets                                5,577       (7,770)           7,750                   -            5,557

Property, Plant & Equipment, net                   17,124        2,680  d,f       6,822  i                            26,626
Goodwill                                            7,829                                                              7,829
Investment in JV AirComp, LLC                           -         (903) g                               903                -
Other intangible assets, net                        2,650                                                              2,650
Debt issuance costs, net                              515          (83) h           250 h                                682
Lease receivable, less current portion              1,042                                                              1,042
Other assets                                           41                                                                 41
                                             --------------------------------------------------------------------------------
Total assets                                       34,778       (6,076)          14,822                 903           44,427
                                             ================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Current maturities of long-term debt               13,890       (4,850) d         1,144  h                            10,184
Trade accounts payable                              2,106                                                              2,106
Accrued employee benefits and payroll taxes           280                                                                280
Accrued interest                                      811         (240) d                                                571
Accrued expenses                                    1,506                                                              1,506
                                             --------------------------------------------------------------------------------

Total current liabilities                          18,593       (5,090)           1,144                   -           14,647

Accrued postretirement benefit obligations            670                                                                670
Long-term debt, less current portion                7,331                        11,674  h.i                          19,005
Other long-term liabilities                           270                                                                270
                                                                                                                           -
Minority interest                                   1,584                         2,004  i                             3,588
Redeemable warrants                                 1,500                                                              1,500
Redeemable convertible preferred stock              3,821                                                              3,821

Common shareholders' equity:
Common shares, $0.15 par value (110,000,000
shares authorized; 19,633,340 issued and
outstanding at December 31, 2002)                   2,945                                                              2,945
Capital in excess of par value                      7,237                                                              7,237
Accumulated (deficit)                              (9,173)        (986)                                 903           (9,256)

                                             --------------------------------------------------------------------------------
Total shareholders' equity                          1,009         (986)               -                 903              926
                                             --------------------------------------------------------------------------------
Total liabilities and stockholders' equity         34,778       (6,076)          14,822                 903           44,427
                                             ================================================================================

                                                     P-2

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

ALLIS-CHALMERS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       ALLIS-                                    PROFORMA
                                                      CHALMERS          M-I        AIRCOMP        ALLIS-
                                                   CONSOLIDATED    AIR DRILLING    PURCHASE      CHALMERS
                                                     HISTORICAL     HISTORICAL    ADJUSTMENTS  CONSOLIDATED
                                                     ----------     ----------    -----------  ------------
SALES
REVENUES                                             $ 14,339       $  1,722       $     --      $ 16,061
COST OF REVENUES                                       10,405          2,203           (753) a     11,855
                                                     ---------      ---------      ---------     ---------

GROSS PROFIT                                            3,934           (481)           753          4,206

MARKETING AND ADMINISTRATIVE EXPENSE                    2,001             45            (46) d       2,000
                                                     ---------      ---------      ---------     ---------
INCOME/ (LOSS) FROM OPERATIONS                          1,933           (526)           799          2,206

  Other income (expense):
  Interest income                                          --             --             --             --
  Interest expense                                     (1,480)            --             (4) b      (1,484)
  Minority interest                                      (311)            --           (150) c        (461)
  Other income (expense):                                (174)            --                          (174)
                                                     ---------      ---------      ---------     ---------
NET INCOME / (LOSS) BEFORE INCOME TAXES                   (32)          (526)           645             87

INCOME TAXES                                               --             --             --             --
                                                     ---------      ---------      ---------     ---------
NET INCOME / (LOSS)                                       (32)          (526)           645             87

PREFERRED STOCK DIVIDEND                                 (481)            --             --           (481)
                                                     ---------      ---------      ---------     ---------
NET INCOME / (LOSS) ATTRIBUTED TO COMMON SHARES      $   (513)      $   (526)      $    645       $   (394)
                                                     =========      =========      =========      =========

Net income / (loss) per common shares                $  (0.03)                                    $  (0.02)
                                                     =========                                    =========

Weighted average number of common shares
outstanding                                            19,633                                       19,633
                                                     =========                                    =========

                                                         P-3


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

ALLIS-CHALMERS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2003
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        ALLIS-CHALMERS        MCA             AIRCOMP    ELIMINATIONS    PROFORMA
                                                         CONSOLIDATED       PURCHASE          PURCHASE    FOR ALLIS   ALLIS-CHALMERS
                                                          HISTORICAL       ADJUSTMENT        ADJUSTMENT    CONSOLID.   CONSOLIDATED
                                                        ----------------------------------------------------------------------------
ASSETS
------
Cash                                                              30         (7,245) d,e           7,750  h                     535
Accounts Receivable                                            6,006                                                          6,006
Lease Deposit                                                      -                                                              -
Lease Receivable                                                 180                                                            180
Prepaids and other current                                       989                                                            989
                                                        ----------------------------------------------------------------------------

Total current assets                                           7,205         (7,245)               7,750             -        7,710

Property, Plant & Equipment, net                              16,138          2,155  e             6,822  i                  25,115
Goodwill                                                       7,829                                                          7,829
Investment in JV AirComp, LLC                                      -           (903) g                             903            -
Other intangible assets, net                                   2,386                                                          2,386
Debt issuance costs, net                                         324                                 250  h                     574
Lease receivable, less current portion                           961                                                            961
Other assets                                                     203                                                            203
                                                        ----------------------------------------------------------------------------
Total assets                                                  35,046         (5,993)              14,822           903       44,778
                                                        ============================================================================

Liabilities and Shareholders' Equity

Current maturities of long-term debt                           6,406         (4,850) d             1,144  h                   2,700
Trade accounts payable                                         3,491                                                          3,491
Accrued employee salaries, benefits and payroll taxes            213                                                            213
Accrued interest                                               1,279           (240) d                                        1,039
Accrued expenses                                               1,113                                                          1,113
                                                        ----------------------------------------------------------------------------

Total current liabilities                                     12,502         (5,090)               1,144             -        8,556

Accrued postretirement benefit obligations                       649                                                            649
Long-term debt, net of current maturities                     13,432                              11,674  h,i                25,106
Other long-term liabilities                                      270                                                            270

Minority interest                                              1,895                               2,004  i                   3,899
Redeemable warrants                                            1,500                                                          1,500
Redeemable convertible preferred stock                         4,302                                                          4,302

Common shareholders' equity:
Common shares, $0.15 par value (110,000,000
shares authorized; 19,633,340 issued and
outstanding at June 30, 2003)                                  2,945                                                          2,945
Capital in excess of par value                                 6,756           (903)                   -           903        6,756
Accumulated (deficit)                                         (9,205)             -                                          (9,205)
                                                        ----------------------------------------------------------------------------

Total shareholders' equity                                       496           (903)                   -           903          496
                                                        ----------------------------------------------------------------------------
Total liabilities and stockholders' equity                    35,046         (5,993)              14,822           903       44,778
                                                        ============================================================================

                                                                P-4


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                           ALLIS-CHALMERS CORPORATION

               NOTES TO UNAUDITED PRO FORMA CONSOLDATED FINANCIAL STATEMENTS

         Allis-Chalmers Corporation ("Company") entered into a joint venture agreement with a division of M-I L.L.C., and related financing on July 1, 2003. The Company through its subsidiary, Mountain Compressed Air, Inc., and M-I L.L.C. each contributed assets with a combined fair market value in excess of $27 million and combined net book value of approximately $13 million to AirComp L.L.C. ("AirComp"). Mountain Compressed Air contributed substantially all of its compressed air drilling assets with an estimated fair market value of approximately $14.8 million net book value of approximately $7.2 million to AirComp, which the Company believes will be the world's second largest provider of air compressor products and services to the oil, natural gas and geothermal drilling workover and completion industries. Allis-Chalmers will own 55% and M-I L.L.C. will own 45% of AirComp L.L.C.

         In connection with the transaction, AirComp obtained bank financing of $8 million, of which $7.3 million was distributed to the Company. The debt bears interest at a floating rate, currently LIBOR plus 0.5% annually. AirComp has the ability to borrow an additional $2 million under its credit agreement with the bank. AirComp's bank debt is secured by substantially all of the assets of AirComp. The Company used these funds to retire debt of Mountain Compressed Air, Inc. and for general working capital purposes at AirComp. As a result of the debt repayment, the Company is in compliance with all of its loan covenants with its bank lenders. The Company has guaranteed all of Mountain Compressed Air's obligations under the joint venture agreement, and Mountain Compressed Air has guaranteed up to $2 million of AirComp's debt.

                                      P-5


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                           ALLIS-CHALMERS CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                         CONSOLDATED FINANCIAL STATEMENTS

a) To record reversal of lease payment paid by Mountain Compressed Air and M-I Air Drilling (both leases paid off at June 30, 2003).

b)          To record the effects of the new term loan interest.

c) To record the effect of the new amortization of deferred finance costs.

d) To record the payment of the outstanding debt and accrued interest associated with Mountain Compressed Air segment , except for the seller's debt from the original purchase in 2001.

e) Mountain Compressed Air purchases the remaining obligations of an existing operating lease for $2,155,000.

f) Mountain Compressed Air records the lease deposit as part of the purchase of the remaining operating lease.

g) Mountain Compressed Air contributes all of its property to the new joint venture and nets the property value against the cash received to pay off its outstanding obligations.

h) AirComp LLC closed on July 2, 2003 , funding of $8,000,000 from Wells Fargo. Proceeds of this funding were utilized to repay Mountain Compressed Air's debt obligation, Mountain Compressed Air's operating lease in #d and #e above, pay financing costs of approximately $250,000 and to provide AirComp LLC with operating funds.

i) M-I Air Drilling contributes all of its property, plant and equipment and operations to AirComp LLC and receives 45% ownership of AirComp LLC. A subordinated loan agreement is entered into by AirComp LLC that requires re-payment to M-I for $4,818,000. AirComp records minority interest of $2,004,000 reflective of the beginning balance of M-I 45% unconsolidated interest in AirComp LLC.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALLIS-CHALMERS CORPORATION

                                                   By: Munawar H. Hidayatallah
                                                       -------------------------
                                                   Munawar H. Hidayatallah
                                                   Chief Executive Officer
                                                   and Chairman

Date: September 15, 2003